Lehman Brothers Financial Services Conference May 17, 2007

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T Bank Corporation Company Background & Recent Results Loan Portfolio & Credit Recent Events Shareholder Focus

M&T - A Name known in Buffalo since 1856 One of the 20 Largest U.S. Banks $12.2 Billion Market Cap $57.8 Billion in assets +660 branches in 7 States and the District of Columbia Serving customers in 2 million households and +150,000 businesses +13,300 employees +1,500 ATM's

Earnings Summary 1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 1Q2006 = $7.9MM, 4Q2006 = $11.4MM, 1Q2007 = $11.2MM. ($ in millions, except EPS)

First quarter 2007 highlights Linked quarter NIM decline from 3.73% to 3.64% $18mm pretax Alt-A mortgage related charges $18mm linked quarter, seasonal increase in salaries and benefits Linked quarter increase in NPL's Linked quarter decrease in NCO's

Margin Compression in 1Q07 Lower Prepayment Penalties & other cash fees (-4bp) Investment in Bayview Lending Group (-2bp) Seasonal Decline in DDAs (-2bp) Price pressure on consumer time / money market deposits (-4bp) Partial offset due to reduced day count in quarter (+4bp) Net Interest Margin

Estimate full year 2007 range of 3.60% - 3.70% Full year adverse impact from BLG investment about 3 bp Sensitivity of NII to changes in interest rates 200bps increase: $13.6 million 200bps decrease: $(21.4) million Direction of next Federal Reserve move ??? Deposit pricing the most important driver for NIM outlook Net Interest Margin

Net Interest Margin Source: SNL Financial Note: Top 50 banks based on asset size as of Q1'07.

M&T Bank Corporation - Average Deposits ($ in billions)

Deposit Share in Top 10 Counties High market share in most counties served Price for profitability, not growth M&T Rank (County) County and State 2006 County Rank 2006 Market Share 2006 County Deposits ($000) 1 Erie, NY 2 33.2% 9,222,279 $ 2 Monroe, NY 1 18.3% 2,284,530 3 Baltimore, MD (City) 3 12.5% 1,951,035 4 Onondaga, NY 1 21.1% 1,666,202 5 York, PA 1 27.7% 1,391,678 6 Baltimore, MD 3 8.5% 1,343,176 7 New York, NY 25 0.3% 1,203,280 8 Genesee, NY 1 59.2% 746,827 9 Anne Arundel, MD 4 8.4% 746,813 10 Cumberland, PA 3 13.1% 665,507 Total- Top 10 Counties 21,221,327 $ Total- All Counties 35,864,109 $ Top 10 Counties for 2006 by Deposit Share As of June 2006

Charges taken in 1Q07 $12mm -previously HFS Alt-A mortgages marked to market $6mm - provision for potential repurchase of previously sold Alt-A mortgages Amended business practices for Alt-A originations No longer take price risk on Alt-A loans originated Loans sold at time of commitment Require PMI for higher LTV loans Mortgage Banking

Residential mortgage banking equals about 6% of M&T's net income Residential mortgage gain-on-sale 2006 revenues - $41mm Non-agency mortgages about 30% of volume for 2006 Expect non-agency to contribute <10% of volume for 2007 Mortgage activities not impacted by recent market turmoil (2006 revenues) Residential mortgage servicing/other - $73mm Commercial mortgage origination/servicing - $29mm Mortgage Banking

M&T Bank Corporation Company Background & Recent Results Loan Portfolio & Credit Recent Events Shareholder Focus

M&T Bank Corporation - Average Loans ($ in billions)

Historical Credit Cycle - Annual Trend, 1991-Q1 2007 Source: SNL Financial Note: Top 50 banks based on asset size as of March 31, 2007. Q107' Q107'

As of March 31, 2007 Granularity of Non-Performing Loans Percents may not sum to 100% due to rounding.

Consumer Credit Weighted Average Weighted Average FICO Score Loan to Value (LTV) HELOC 743 67% Second Mortgages 738 63% Indirect Auto 730 111% Alt-A Mortgages - In portfolio 704 71% Other HFI Mortgages 721 70%

Tangible Efficiency Ratio Note 1: Ratio excludes amortization expense associated with intangible assets, merger-related expenses, and G/L on investment securities. Note 2: Top 50 banks based on asset size as of Q1'07. Source: SNL Financial

M&T - 2007 Outlook FY 2007 EPS growth vs. 2006 Net interest margin - 3.60% to 3.70% Loan growth - mid single-digit % growth Higher single-digit % growth for commercial Lower single-digit % growth for consumer Expense growth - low single-digit % growth Credit - rising charge-off ratio, below historical norms Tangible Capital ratio - within range of 5.20%-5.60%

M&T Bank Corporation Company Background & Recent Results Loan Portfolio & Credit Recent Events Shareholder Focus

Investment in Bayview Lending Group Moody's Upgrade Recent events

Purchased 20% interest in Bayview Lending Group (BLG) Small balance commercial loan origination and securitization Passive investment for M&T Investment in BLG - First Quarter 2007

Use of equity method of accounting Cost of carry on investment reflected in NIM Partnership pretax income reflected pro-rata in other revenues Dilutive by $0.03 per share in 1Q07 Expect overall accretion for FY 2007 BLG Highlights

Originate small-balance, commercial mortgages across US, Canada, and UK Use residential style underwriting process Completed first $425 mm securitization in May Pool characteristics: Average loan size - $316k Average FICO about 704 Average LTV 71% Owner-occupied - 59% 100% of loans first liens w/ personal guarantees BLG Business model

Received rating upgrade from Moody's in late April Long term bank deposits - from A2 to A1 Parent company senior debt (issuer) - from A3 to A2 Other M&T long-term ratings also moved up one notch Actions follow increase in Moody's baseline Bank Financial Strength Rating to B- Actions result from Moody's sector-wide BFSR project No benefit from JDA analysis Moodys Upgrade

M&T Bank Corporation Company Background & Recent Results Loan Portfolio & Credit Recent Events Shareholder Focus

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - Q1 2007 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 2943.639 1289.78 2018.378 =sum( $2.9 Billion $2.0 Billion $1.3 Billion

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2.11 2.53 2.5 3.13 3.24 3.58 4.78 4.95 6 6.73 7.37 0.078 0.088 0.56 0.56 0.87 1.05 0.34 0.75 0.38 0.3 0.36 * Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. M&T Diluted EPS 1996 - 2006, GAAP & Net Operating* 1996 - 2006 EPS CAGR GAAP 13.3% Net Operating* 13.4% $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $7.03 GAAP EPS Net Operating EPS $7.73

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diluted Net Operating Earnings 0.09 0.29 0.39 0.46 0.48 0.6 0.57 0.79 0.92 1.3 1.34 1.57 1.8 2.11 2.61 3.06 3.69 4.11 4.63 5.12 5.7 6.38 7.03 7.73 Dividends 0.05 0.053 0.063 0.07 0.08 0.095 0.11 0.125 0.14 0.16 0.19 0.22 0.25 0.28 0.32 0.38 0.45 0.625 1 1.05 1.2 1.6 1.75 2.25 M&T Per Share Data 1983-2006 +21% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. CAGRs calculated using 1983 as base year. +18% CAGR $7.73

24.0% Annual rate of return since 1980* 15th best return of the entire universe of 859 U.S. based stocks that have traded publicly since 1980 $2,862 invested in M&T in 1980 would be worth $1 million today M&T Bank Corporation... a solid long-term investment *CAGR calculated assuming reinvestment of dividends through March 31, 2007. Source: IDC & Factset

Lehman Brothers Financial Services Conference May 17, 2007

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation

Reconciliation of GAAP and Non-GAAP Results of Operation